                                                                    Exhibit 10.2



                                                           Execution Counterpart



                                AMENDMENT NO. 2

            AMENDMENT NO. 2 to Credit Agreement ("Amendment No. 2") dated as of September 12, 1997, between Lamar Advertising Company (the "Borrower"), the Subsidiary Guarantors party hereto, the Lenders party hereto (the "Lenders") and The Chase Manhattan Bank, as Administrative Agent (in such capacity, the "Administrative Agent").

            The Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of December 18, 1996 (as modified and supplemented and in effect on the date hereof, the "Credit Agreement"). The Borrower, the Subsidiary Guarantors and the Lenders wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

            Section 1. Definitions. Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement (as amended hereby) are used herein as defined therein.

            Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof (the "Effective Date"), the Credit Agreement shall be amended as follows:

            2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

            2.02. Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions (to the extent not already included in said
Section 1.01) and inserting the same in the appropriate alphabetical locations and amending the following definitions (to the extent already included in said
Section 1.01), as follows:

            "Basic Documents" means the Loan Documents, the Senior Subordinated Notes Indenture and the New Senior Subordinated Notes Indenture (or any applicable governing agreement for any Refunding Indebtedness) and the Senior Secured Notes (and any related agreement).

            "'New Senior Subordinated Notes' means the Senior


                                Amendment No. 2

      Subordinated Notes due 2007 in an aggregate principal or face amount not less than $175,000,000 and not greater than $250,000,000 having the terms and conditions set forth in the POM."

            "'New Senior Subordinated Notes Indenture' means the Indenture pursuant to which the Senior Subordinated Notes are issued."

            "'POM' means the Preliminary Offering Memorandum of the Borrower for the New Subordinated Notes in the form of the draft (subject to completion) dated September 9, 1997, with such changes (i) as are not detrimental to any Obligor, the Lenders or the Administrative Agent or
      (ii) as the Required Lenders shall have approved."

            "'Subordinated Indebtedness' means, collectively, (i) the Senior Subordinated Notes and the New Senior Subordinated Notes (and, effective upon any extension, renewal, refunding or replacement of any of the Senior Subordinated Notes as contemplated in Section 7.01(b), any Refunding Indebtedness), (ii) the 8% Series A Unsecured Subordinated Discount Debentures of the Borrower due 2001 (of which $2,309,237 were outstanding at October 31, 1996), (iii) the 8% unsecured Subordinated Notes of the Borrower due 2006 (of which $19,666,664 were outstanding at October 31,
      1996) and (iv) the Series A 15-year 12% Unsecured Subordinated Debentures of the Borrower due 1997 (of which $222,000 were outstanding at October 31, 1996)."

            2.02 Clause (ii) of the second sentence of the third paragraph of
Section 2.01(b) of the Credit Agreement shall be amended to read as follows:

      "(ii) the aggregate principal amount of all Borrowings of Term Loans shall not exceed $75,000,000 at any one time outstanding"

            2.03 The last sentence of the fourth paragraph of Section 2.01(b) of the Credit Agreement shall be amended to read as follows:

      "Term Loans of any Series that are prepaid may not be reborrowed as Term Loans of the same Series."

            2.04  Section 2.09(b)(iv) of the Credit Agreement shall



                                Amendment No. 2
be amended to read as follows:

              "(iv) Change of Control. Upon the occurrence of any "Change of Control" under and as defined in the Senior Subordinated Notes Indenture or New Senior Subordinated Notes Indenture (or any similar provision in the applicable governing agreement for any Refunding Indebtedness), the Borrower shall prepay the Loans hereunder (and provide cover for LC Exposure as specified in Section 2.04(i)), and the Commitments hereunder shall be automatically terminated."

            2.05 Section 6.01(f) of the Credit Agreement shall be amended to read as follows:

            "(f) promptly upon the mailing thereof to the shareholders of the Borrower generally or to the holders of the Senior Subordinated Notes or the New Senior Subordinated Notes (or any Refunding Indebtedness) or Senior Secured Notes generally, copies of all financial statements, reports and proxy statements so mailed; and"

            2.06 The last paragraph of Section 6.11(a) of the Credit Agreement shall be amended to read as follows:

            "Anything herein to the contrary notwithstanding, (x) except as provided in clause (y) below, none of the Logo Joint Ventures, any Subsidiary that is a partnership that is not a Wholly Owned Subsidiary or any Foreign Subsidiary (the Logo Joint Ventures and any such Subsidiary being herein collectively called the "Relevant Subsidiaries") shall be required to be Subsidiary Guarantors hereunder, provided that in no event shall the aggregate EBITDA for any period for all Subsidiaries that are not Subsidiary Guarantors exceed 5% of the aggregate EBITDA for such period for the Borrower and its Subsidiaries (and, upon such percentage being exceeded, the Borrower shall forthwith cause an appropriate number of Subsidiaries to become Subsidiary Guarantors hereunder in order that such percentage is not exceeded), (y) the Borrower shall cause any Subsidiary that becomes a guarantor under the Subordinated Notes Indenture (or any applicable governing agreement for any Refunding Indebtedness), to immediately become a Subsidiary Guarantor hereunder in compliance with the provisions of the preceding paragraph, whether or not such Subsidiary is otherwise required to be a Subsidiary Guarantor hereunder and (z) in the event that the Borrower intends to request of the trustees under the Senior Subordinated Notes


                                Amendment No. 2

      Indenture and the New Senior Subordinated Notes Indenture that any Relevant Subsidiary be released from its Guarantees of the Senior Subordinated Notes and the New Senior Subordinated Notes pursuant to the Senior Subordinated Notes Indenture and the New Senior Subordinated Notes Indenture then, so long as at the time of such request no Default shall have occurred and be continuing and the proviso pursuant to clause (x) thereof would be satisfied, the Administrative Agent is hereby authorized to (and, at the request of the Borrower, shall) release such Relevant Subsidiary from its obligations as a Guarantor hereunder and from its obligations (if any) as a "Securing Party" under the Security Documents (it being understood that the Administrative Agent may condition the effectiveness of such release upon the delivery to the trustee under the Senior Secured Notes Indenture of the documents required pursuant to
      Section 10.05 thereof to effect the release of such Relevant Subsidiary from its Guarantee thereunder)."

            2.07 The portion of Section 7.01(b) of the Credit Agreement preceding clause (i) of said Section 7.01(b) shall be amended to read as follows:

            "(b) Indebtedness (x) existing on the date hereof and set forth in
      Schedule 7.01 (excluding, however, following the making of the initial Loans hereunder, the Indebtedness outstanding under the Existing Credit Agreements) and (y) Indebtedness under the New Senior Subordinated Notes, and any extension, renewal, refunding or replacement of any such Indebtedness referred to in the preceding clauses (x) and (y) that does not increase the principal amount thereof, provided that any extension, renewal, refunding or replacement of the Senior Secured Notes, Senior Subordinated Notes or the New Senior Subordinated Notes (the "Refunding Indebtedness") shall be permitted, only so long as"

            2.09 Section 7.04(e)(i) of the Credit Agreement shall be amended by substituting "$100,000,000" for "$50,000,000".

            2.10 Section 7.09(e) of the Credit Agreement shall be amended by substituting "35%" for "20%".

            2.11 Section 7.12 of the Credit Agreement shall be amended to read as follows:

            "SECTION 7.12.  Modifications of Certain Documents.  The



                                Amendment No. 2

      Borrower will not, and will not permit any of its Subsidiaries to, consent to any modification, supplement or waiver of any of the provisions of any documents or agreements evidencing or governing the Senior Secured Notes, the Senior Subordinated Notes or the New Senior Subordinated Notes (or any Refunding Indebtedness) without the prior consent of the Required Lenders, provided that, subject to the last paragraph of Section 6.11(a), the Borrower may supplement the Senior Subordinated Notes Indenture or the New Senior Subordinated Notes Indenture in order to add or delete Subsidiaries as guarantors thereunder as required or permitted by the terms thereof without the prior consent of the Required Lenders. Without limiting the generality of the foregoing, except for Guarantees by Subsidiaries of the Borrower required by the Senior Subordinated Notes Indenture or the New Senior Subordinated Notes Indenture, as the case may be, the Borrower will not permit any Subsidiary to Guarantee any other Subordinated Indebtedness without the prior consent of the Required Lenders."

            Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders that the representations and warranties set forth in
Article IV of the Credit Agreement are true and complete on the Effective Date as if made on and as of the date hereof and as if each reference in said Article IV to "this Agreement" includes reference to this Amendment No. 2.

            Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, upon the satisfaction of the following conditions precedent:

            (a) the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by the Borrower, the Subsidiary Guarantors, the Required Lenders and the Administrative Agent.

            (b) the Borrower shall issue the New Senior Subordinated Notes for cash consideration in an aggregate amount not less than $175,000,000 (before giving effect to deductions for underwriting commissions and related transactions expenses), and shall apply the net proceeds of such issuance (after giving effect to deductions for underwriting commissions and related transactions expenses) first to the prepayment in full of the Term Loans and next to the prepayment of the Revolving Credit Loans (it being understood and agreed that such


                                Amendment No. 2
      prepayment shall not result in a reduction of the Revolving Credit Commitments).

            Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.


                                    LAMAR ADVERTISING COMPANY

                                       By:
                                          ----------------------------------
                                          Title:


                                Amendment No. 2

                             SUBSIDIARY GUARANTORS

                                    INTERSTATE LOGOS, INC.
                                    THE LAMAR CORPORATION
                                    LAMAR ADVERTISING OF MOBILE, INC.
                                    LAMAR ADVERTISING OF COLORADO
                                      SPRINGS, INC.
                                    LAMAR ADVERTISING OF SOUTH
                                      MISSISSIPPI, INC.
                                    LAMAR ADVERTISING OF JACKSON, INC.
                                    LAMAR TEXAS GENERAL PARTNER, INC.
                                    LAMAR ADVERTISING OF SOUTH GEORGIA,
                                      INC.
                                    LAMAR TENNESSEE LIMITED PARTNER,
                                      INC.
                                    TLC PROPERTIES, INC.
                                    TLC PROPERTIES II, INC.
                                    LAMAR PENSACOLA TRANSIT, INC.
                                    LAMAR ADVERTISING OF YOUNGSTOWN,
                                      INC.
                                    NEBRASKA LOGOS, INC.
                                    OKLAHOMA LOGO SIGNS, INC.
                                    MISSOURI LOGOS, INC.
                                    OHIO LOGOS, INC.
                                    UTAH LOGOS, INC.
                                    TEXAS LOGOS, INC.
                                    MISSISSIPPI LOGOS, INC.
                                    GEORGIA LOGOS, INC.
                                    SOUTH CAROLINA LOGOS, INC.
                                    VIRGINIA LOGOS, INC.
                                    MINNESOTA LOGOS, INC.
                                    MICHIGAN LOGOS, INC.
                                    NEW JERSEY LOGOS, INC.
                                    FLORIDA LOGOS, INC.
                                    KENTUCKY LOGOS, INC.
                                    NEVADA LOGOS, INC.
                                    TENNESSEE LOGOS, INC.
                                    KANSAS LOGOS, INC.
                                    LAMAR ADVERTISING OF HUNTINGTON -
                                      BRIDGEPORT, INC.
                                    LAMAR ADVERTISING OF PENN, INC.
                                    LAMAR ADVERTISING OF MISSOURI, INC.


                                       By:
                                          ----------------------------------
                                          Title:



                                Amendment No. 2

                                    LAMAR TEXAS LIMITED PARTNERSHIP

                                    By:   Lamar Texas General Partner,
                                          Inc., its general partner

                                       By:
                                          ------------------------------
                                          Title:


                                    LAMAR TENNESSEE LIMITED PARTNERSHIP
                                    LAMAR TENNESSEE LIMITED PARTNERSHIP
                                      II

                                    By:  The Lamar Corporation, their
                                          general partner

                                       By:
                                          ------------------------------
                                          Title:


                                    LAMAR AIR, L.L.C.

                                    By:   The Lamar Corporation, its
                                          manager

                                       By:
                                          ------------------------------
                                          Title:


                                    MINNESOTA LOGOS, A PARTNERSHIP

                                    By:   Minnesota Logos, Inc., its
                                          general partner

                                       By:
                                          ------------------------------
                                          Title:


                             ADMINISTRATIVE AGENT

                                    THE CHASE MANHATTAN BANK,
                                    as Administrative Agent


                                       By:
                                          ------------------------------
                                          Title:




                                Amendment No. 2

                                     LENDERS



THE CHASE MANHATTAN BANK                  BANK ONE, LOUISIANA,
                                            NATIONAL ASSOCIATION

By:                                       By:
   ------------------------                  ------------------------------
   Title:                                    Title:


CIBC INC.                                 FLEET BANK, N.A.


By:                                       By:
   ------------------------                  ------------------------------
   Title:                                    Title:


ABN AMRO BANK N.V.                        BANQUE PARIBAS
  Houston Agency


By:                                       By:
   ------------------------                  ------------------------------
   Title:                                    Title:


By:                                       By:
   ------------------------                  ------------------------------
   Title:                                    Title:


CORESTATES BANK, N.A.                     BANK OF MONTREAL, CHICAGO
                                            BRANCH

By:                                       By:
   ------------------------                  ------------------------------
   Title:                                    Title:


THE LONG-TERM CREDIT BANK                 HIBERNIA NATIONAL BANK
  OF JAPAN, LIMITED,
  NEW YORK BRANCH


By:                                       By:
   ------------------------                  ------------------------------
   Title:                                    Title:



                                 Amendment No. 2

MERITA BANK LTD -                         THE BANK OF NOVA SCOTIA
  NEW YORK BRANCH


By:                                       By:
   ------------------------                  ------------------------------
   Title:                                    Title:


By:
   ------------------------
   Title:

UNION BANK OF CALIFORNIA                  BANK OF TOKYO-MITSUBISHI
                                                  TRUST COMPANY


By:                                       By:
   ------------------------                  ------------------------------
   Title:                                    Title:


FIRST UNION NATIONAL BANK                 STATE STREET BANK AND
  OF NORTH CAROLINA                         TRUST COMPANY


By:                                       By:
   ------------------------                  ------------------------------
   Title:                                    Title:


CRESTAR BANK


By:
   ------------------------
   Title:

                                Amendment No. 2